ASSIGNMENT OF MORTGAGE
                          ----------------------
                                   AND
                                   ---
                  ASSIGNMENT OF MORTGAGE LOAN DOCUMENTS
                  -------------------------------------


       THIS INSTRUMENT CONSTITUTES AN "ASSIGNMENT OF MORTGAGE" FOR PURPOSES OF SECTION 701.02, FLORIDA STATUTES (1989), AND NOTICE OF THIS "ASSIGNMENT OF MORTGAGE" IS HEREBY GIVEN TO ALL CREDITORS, TO ALL SUBSEQUENT PURCHASERS, AND TO ALL OF THE WORLD.


KNOW ALL MEN BY THESE PRESENTS:

     That PACIFIC MUTUAL LIFE INSURANCE COMPANY, a California corporation, having an address of 700 Newport Center Drive, Newport Beach, California 92660 (hereinafter referred as "PMLIC"), for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which said considerations are acknowledged by PMLIC, does hereby irrevocably and without recourse grant, bargain, assign, transfer and set over unto JOHN HANCOCK REALTY EQUITIES, INC., a Delaware corporation ("Assignee") that certain Mortgage and all of those certain loan documents and instruments which are listed and described on Exhibit A attached hereto and by reference incorporated herein (each, any and all of said loan documents and instruments including said Mortgage being hereinafter referred to as the "Loan Documents"), together with all of the right, title, interest and privilege of PMLIC in, to, and under the Loan Documents, as mortgagee, holder, payee, assignee, secured party, or otherwise, the Loan Documents having been given to, made with, or made in favor of PMLIC by JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter referred to as the "Mortgagor")



NOTA BENE: State of Florida Documentary Stamp Tax and Intangible Tax is not required in connection with the recording of this Assignment in that at the time of the recording of the various Loan Documents which have been assigned and transferred hereby, all applicable State of Florida Documentary Stamp Tax and Intangible Tax in the amounts required by law were paid in full. No new money has been advanced to the Mortgagor named herein in connection with the execution, delivery and recording of this Assignment and there has been no enlargement of the existing principal balance of the indebtedness evidenced, represented, or secured by the Loan Documents which have been assigned and transferred hereby.

in connection with a first mortgage loan made by PMLIC to Mortgagor encumbering all of that certain improved real property located in Orange County, Florida, which is owned by Mortgagor and which is particularly described on Exhibit B attached hereto and by reference incorporated herein, and also pledging and creating a security interest in and to all of that certain personal property located in, on, at or related to said real property, which personal property is owned by Mortgagor and is particularly described on Exhibit C attached hereto and by reference incorporated herein.

     TO HAVE AND TO HOLD all of the Loan Documents listed and described on attached Exhibit A and all of the monies due and to become due thereunder unto Assignee, as aforesaid and its successors and assigns, absolutely and forever.

     This Assignment is made without recourse to or against PMLIC and without representation or warranty, except that PMLIC, intending to bind itself and its successors and assigns, does hereby represent and warrant to the Assignee, its successors and assigns that PMLIC is the owner and holder of all of the Loan Documents listed and described on attached Exhibit A and has good title to the same; that PMLIC has full power and authority to transfer all of the Loan Documents to Assignee; that PMLIC has not previously pledged, transferred or encumbered the Loan Documents or any interest therein; that PMLIC has not previously modified or amended any of the terms and provisions of any of the Loan Documents in any respect except as may be specified on attached Exhibit A; that PMLIC is not aware of any collateral agreements affecting or involving any of the Loan Documents; and that none of the terms and provisions of the Loan Documents are subject to any oral or implied promises or conditions.

     IN WITNESS WHEREOF, PMLIC has caused this Assignment of Mortgage and Assignment of Mortgage Loan Documents to be executed in its name and its seal to be affixed, by its proper officers thereunto duly authorized, on this 1ST of NOVEMBER, 1995.


Signed, Sealed and              PACIFIC MUTUAL LIFE INSURANCE
Delivered                       COMPANY,
in the Presence of:             a California corporation

PATTIE A SNEED                  BY:    M.A. CURRAN
---------------                        ---------------
NAME:  Pattie A. Sneed          NAME:  M.A. Curran
                                TITLE: Vice President
DENISE M. KELLY
---------------                 BY:    PENNY S. SPARKS
NAME:  Denise M. Kelly                 ---------------
                                NAME:  Penny S. Sparks
                                TITLE: Assistant Secretary


                                Address:  700 Newport Center Drive
                                         Newport Beach, CA 92660

STATE OF CALIFORNIA)
COUNTY OF ORANGE)


     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the County aforesaid and in the State aforesaid to take
acknowledgments, personally appeared   M.A. CURRAN, as VICE PRESIDENT and
PENNY S. SPARKS, as ASSISTANT SECRETARY of Pacific Mutual Life Insurance Company, a California corporation, who executed the foregoing instrument on behalf of the corporation and acknowledged to and before me that he/she did so voluntarily and for the purposes set forth herein, and who produced M.A. CURRAN & PENNY S. SPARKS as identification/is personally known to me.

     WITNESS my hand and official seal in the County and State last aforesaid this 2ND day of NOVEMBER, 1995.


                                MICHELLE R. SPEETZEN
                                --------------------
                                Notary Public
                                State of CALIFORNIA
                                NAME:  Michelle R. Speetzen
                                COMMISSION NO.:  1006593
                                My Commission expires:  10/13/97

                                       (Notary Seal)





























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